UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 13, 2009

Avensys Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-33199	88-0467848
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

400 Montpellier Blvd.
Montreal, Quebec
Canada H4N 2G7

(Address of principal executive offices and Zip Code)

(514) 904-6030

(Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
32nd Floor
New York, NY 10006
Tel:(212) 930-9700
Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

On February 13, 2009, Bernard Bougie resigned as Chairman of the Audit Committee and as a member of the Board of Directors of Avensys Corporation (the “Company”), effective immediately. The Company has not yet appointed a replacement for either position.

There was no disagreement or dispute between Mr. Bougie and the Company which led to his resignation. Mr. Bougie has resigned because he has accepted new undertakings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENSYS CORPORATION

Date: February 20, 2009	By:	/s/ John G. Fraser
John G. Fraser
President and Chief Executive Officer